CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, David L. Smith, Jr. certify that:


1. I have reviewed this annual report on Amendment No. 1 to Form 10-K of Roanoke Technology Corp.


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the Roanoke Technology Corp. and have:

     a) Designed such disclosure controls and procedures to ensure that material information relating to Roanoke Technology Corp., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) Evaluated the effectiveness of the Roanoke Technology Corp.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d) Disclosed in this report any change in the Roanoke Technology Corp.'s internal control over financial reporting that occurred during the Roanoke Technology Corp.'s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Roanoke Technology Corp.'s internal control over financial reporting; and



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5.   I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Roanoke Technology Corp.'s auditors and the audit committee of Roanoke Technology Corp.'s board of directors (or persons performing the equivalent functions):

     a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Roanoke Technology Corp.'s ability to record, process, summarize and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Roanoke Technology Corp.'s internal control over financial reporting.

Dated:     March 22, 2005

/s/    David L. Smith
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David L. Smith
Chief Executive Officer
Chief Financial Officer